SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           April 26, 1999
                                                  ------------------------------


                                 Room Plus, Inc.
               (Exact Name of Registrant as Specified in Charter)


        New York                      1-14478               11-2622051
 (State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)           File Number)          Identification No.)



  91 Michigan Avenue, Paterson, New Jersey                        07503
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        (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code       (973) 523-4600
                                                   -----------------------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 3.    Bankruptcy or Receivership

           On April 26, 1999, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, District of New Jersey (Case No.: 99-34651(RG)), pursuant to which the Registrant's existing Board of Directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

           Currently, Ronald Kaplan is the sole director of the Registrant. David Belford, Marc Zucker and Allan Socher each resigned as members of the Board of Directors of the Registrant effective April 23, 1999. Messrs. Zucker and Socher also resigned as officers of the Registrant effective such date.

           The Registrant has obtained a Debtor-in-Possession loan facility of up to $1,000,000 from David Belford for the purposes of enabling the Company to maintain and preserve its assets and continue the operation of its business during the pendency of the above-referenced proceeding.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ROOM PLUS, INC.


                                   By: /s/ Jay H. Goldberg
                                      -----------------------------------------
                                      Name:  Jay H. Goldberg
                                      Title: Chief Financial Officer



Dated: May 11, 1999